UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	April 8, 2005

Centrue Financial Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-15025	36-3846489
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

310 S. Schuyler, P.O. Box 552, Kankakee, Illinois		60901
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	815-937-4440

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.01. Completion of Acquisition or Disposition of Assets.

Effective Friday, April 8, 2005, Centrue Financial Corporation ("Centrue Financial") completed its acquisition of Illinois Community Bancorp, Inc. ("ICB"), the holding company for Illinois Community Bank, an Illinois chartered commercial bank, through the merger of ICB with and into Community Acquisition LLC, a wholly-owned subsidiary of Centrue Financial ("Acquisition LLC"). Immediately following the effective time of the merger, Acquisition LLC was dissolved, making Centrue Financial the direct holding company of Illinois Community Bank.

As a result of the transaction, ICB’s former shareholders will be entitled to receive, in exchange for each share of ICB common stock that they owned at the effective time of the merger, either $7.33 in cash or 0.264 shares of common stock of Centrue Financial. ICB shareholders of record at the effective time of the merger will have the opportunity to elect to receive their consideration entirely in cash, entirely in Centrue Financial common stock, or in a combination of cash and common stock, subject to allocation and proration procedures that are intended to ensure that on an aggregate basis 50% of the ICB shares outstanding at the effective time of the merger are converted into cash and the remaining 50% are converted into Centrue Financial common stock. To Centrue Financial’s knowledge, 2,377,501 shares of Centrue Financial common stock were outstanding at the effective time of the merger.

Former ICB shareholders will receive information on how to exchange their shares from LaSalle Bank National Association, who has been appointed by Centrue Financial and ICB as the exchange agent for the purpose of mailing, collecting and reviewing the election and exchange materials.

The terms of the merger are contained in the Agreement and Plan of Merger, which was filed with the Securities and Exchange Commission in Centrue Financial’s Form 8-K dated January 3, 2005. Centrue Financial’s Registration Statement on Form S-4 (Registration No. 333-122319), which was declared effective by the Securities and Exchange Commission on February 25, 2005, sets forth additional information regarding Centrue Financial, ICB and the merger.

Item 9.01. Financial Statements and Exhibits.

(a) Financial Statement of Business Acquired.
Not Applicable.
(b) Pro Forma Financial Information.
Not Applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Centrue Financial Corporation

April 8, 2005	By:	James M. Lindstrom

Name: James M. Lindstrom
Title: Chief Financial Officer